EXHIBIT 10.28

                                    LEASE SCHEDULE


    THIS LEASE SCHEDULE NO. #2 is hereby added to, incorporated into and in all respects made a part of that certain Master Equipment Lease Agreement, dated as of June 15, 1995 (the "Agreement"), between Carlton Financial Corporation, located at 7831 Glenroy Road, Suite 102, Edina, Minnesota 55439-3133, a Minnesota corporation ('Lessor"), and Reality Interactive, Inc. located at 7500 Flying Cloud Drive, Suite 400, Eden Prairie, Minnesota 55344, a Minnesota corporation ('Lessee"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Master Equipment Lease Agreement


    Lessor and Lessee agree as follows:

1. EQUIPMENT DESCRIPTION. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, the following equipment (the "Equipment"):

         See Schedule A attached hereto and made a part hereof.

2.  EQUIPMENT LOCATION.  The location of the Equipment shall be as follows:

         same as above

3.  TOTAL COST.  The total cost of the Equipment shall be as follows:

    System Price:                            $116,833.48
    Other (specify)
                                             $
    -------------------                       ----------
    Total Cost:                              $116,833.48

4.   RENTS AND PAYMENT DATES.

         A. The Rent described in Section 2 of the Master Equipment Lease Agreement shall be $5,494.00, ("Amount of Each Payment") and the Rent Due Date shall be the 1st day of each month. The commencement date shall be January 1, 1997.

         B The Initial Term of the Lease as described in Section 1 of the Master Equipment Lease Agreement shall be 24 months and Lessee shall make 24 rent payments ("No. of Payments").

         C. The Interim Rent payable on the Funding Date for this Schedule by Lessee to Lessor under Section 2 of the Master Equipment Lease Agreement shall be computed by multiplying the Periodic Rental amount $5,494.00 by number of Prorata days and dividing the product thereof by 30.

         D.   On Execution hereof, Lessee has paid $10,988+ tax ("Advance
              Rentals').


5. REAFFIRMATION OF MASTER EQUIPMENT LEASE AGREEMENT ASSIGNMENT. All of the provisions of the Master Equipment Lease Agreement are hereby incorporated by reference in this Lease Schedule on and of the date hereof, to the same extent as if fully set forth herein. This Lease Schedule may be assigned by Lessor separately from any and all other Lease Schedules.


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

    IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Schedule to be duly executed on the dates set forth beneath their signatures below.


LESSOR:                                LESSEE:

Carlton Financial Corporation          Reality Interactive. Inc.


By:     /S/  Michael J. McShane        By:  /S/  Wesley W. Winnekins
    ----------------------------           -----------------------------
Title:       President                 Title:   Chief Financial Officer
       -------------------------              --------------------------
Date:     December 9, 1996             Date:      December 9, 1996
      --------------------------             ---------------------------



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

                          MASTER EQUIPMENT LEASE AGREEMENT
                               DELIVERY AND ACCEPTANCE

LESSOR:       CARLTON FINANCIAL CORPORATION
              7831 Glenroy Road. Suite #102
              Edina, MN 55439-3133
              L
                                            LEASE NO.
                                                      ----------------
                                            LEASE PLAN     FMV
                                                      ----------------
LESSEE:       Reality Interactive, Inc.
              7500 Flying Cloud Drive, Suite 400
              Eden Prairie, MN 55344
              Contact Person:  Wes Wlnnekins  996-6712

DESCRIPTION OF EQUIPMENT: See Schedule A attached hereto and made a part hereof.


         LESSEE'S ACKNOWLEDGMENT AND CERTIFICATE OF ACCEPTANCE

1) Lessee hereby: (a) confirms that the equipment describe in the above Agreement(s) has been delivered to and received by the undersigned Lessee:
    (b) that all installation or other work necessary prior to the use of the equipment has been completed: (c) that said equipment is in good working order.

2) Lessee hereby: (a) confirms that the equipment is of the size, design, capacity and manufacture by it: (b) irrevocably accepts the equipment as is, where-is for all purposes of this Agreement.

Lessee hereby authorizes Lessor to pay for the leased equipment and commence said lease. This certificate shall not be considered to alter, construe, or amend the terms of the afore-said Agreements.

The undersigned affirms that he or she is a duly authorized corporate officer, partner, or proprietor of the above name.


By: /S/  Wesley W. Winnekins
    -----------------------------
Title:   Wesley. W. Winnekins
    -----------------------------
Date:    Chief Financial Officer
    -----------------------------

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

                              SCHEDULE "A" OF EQUIPMENT
                            REALITY INTERACTIVE, AS LESSEE
                                     SCHEDULE #2


4   MOUSE TRAY
3   HANGING WORKSURFACE 36W X 24D SQUARED EDGE
4   PANEL, 48X67
1   DUPLEX RECEPTACLE. B
1   DUPLEX RECEPTACLE. D
1   TWO-WAY CONNECTOR
1   THREE-WAY CONNECTOR
1   END CAP
2   DRAW ROD, H62
17  FABRIC COVERED FA PANEL 67H x 24W Product #AN6724F
9   FABRIC COVERED FA PANEL 67Hx36W Product #AN6736F
29  FABRIC COVERED FA PANEL 67Hx48W Product #AN6748F
74  FABRIC COVERED FA PANEL 67Hx48W Cable Mngmt W/4
8   BASE POWER ENTRY KIT DIRECT
15  DUPLEX RECEPTACLE A CIRCUIT
13  DUPLEX RECEPTACLE B CIRCUIT
25  DUPLEX RECEPTACLE C CIRCUIT
27  DUPLEX RECEPTACLE D CIRCUIT
18  HANGING WORK SURFACE 36Wx24D Product #ANWS3624
30  HANGING WORK SURFACE 4SWx24D Product #ANWS4824
54  HANGING CORNER WORK SURFACE 48Wx24D PRODUCT #ANCWS4824
43  SHELF I6Hx48WxI3D Product#ANSH481316
27  FLIPPER DOOR 16Hx48Wx13D
43  TACKBOARD 16Hx48W
11  FREESTANDING LATERAL FILE W/LOCK
11  COUNTER WEIGHT FOR USE WITH 2-DRAWER FILE
28  PENCIL DRAWER
27  METAL KBD TRAY W/PALM REST
21  MOBILE PED WITH LOCK
43  TASK LIGHT FOR USE WITH 48"W
3   "C" LEG 29 HIGH PKGD ASSY
23  MOUSE TRAY
27  SERIES 2 HRD-SRFCD 2-WAY 90 CONN KIT
11  SERIES 2 HRD-SRFCD 3-WAY 90 CONN KIT
4   SERIES 2 FOUR-WAY CRNER CONNECTOR KIT
27  SERIES 2 PANEL END CAP KIT 67H
61  SERIES 1 PANEL CONNECTOR 62H
10  SERIES 1 T-CONNECTOR 62H
24  WALL STRIP 6OH LIGHT GREY
1   FABRIC-COVERED FA PANEL 39Hx30W Product #AN3930F
2   FABRIC-COVERED FA PANEL 39Hx48W Product #AN3948F
7   FABRIC-COVERED FA PANEL 67Hx30W Product 4AN6730F
3   BASE POWER ENTRY KIT DIRECT CONNECT LH
1   HANGING WORK SURFACE 24Wx24D Product #ANWS2424
7   HANGING WORK SURFACE 30Wx24D Product #ANWS3024
1   SHELF 16Hx24Wx13D Product #ANSH241316
1   FLIPPER DOOR I6Hx24Wx13D Product #ANFD2413
1   TACKBOARD 16Hx24W Product #ANTB1624


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

1   TASK LIGHT FOR USE WITH 24"W
1   SERIES 2 PANEL END CAP KIT 39H
2   SERIES 1 PANEL CONNECTOR 34H
14  VARIABLE HEIGHT FILLER
2   FABRIC-COVERED FA PANEL 53Hx24W Product #AN5324F
9   FABRIC-COVERED FA PANEL 53Hx36W Product #AN5336F
6   F.S. PED WITH LOCK 6/612 24D
11  SERIES 2 PANEL END CAP KIT 53H
9   SERIES 1 PANEL CONNECTOR 48H
1   CEILING ENTRY KIT WITH POWER 67H
9   CONFERENCE WORKSURFACE 5OW X 25D
1   PENINSULA DESK
1   HALF-ROUND EXTENSION I5"Dx3O"Wx29"H
1   SINGLE PAD CREDENZA
1   BRIDGE 22"Dx48"W
1   OVERCABINET W/FULL TB
1   FILENZA W/BOOKCASE
1   BOOKCASE I2Dx42Wx47H
1   FREESTANDING PED 6"
1   COUNTERWEIGHT FOR 42"W FILES
1   CENTER DRAWER METAL
1   UNDERSHELF LIGHT USE WITH 72" OVERCABINET
7   AS NEW, CHANGE OF HEIGHT STRIP. LIGHT GREY

4   30" HALF ROUNDS

6   30"x60" MATE TABLE
2   30" x 60,, x 34" TRAPEZOID MATE TABLE FIXED SYMMETRICAL LEG
10  GANGING DEVISE

Equipment transferred from Master Lease/Schedule 1

10 NO 3941 CONFERENCE CHAIRS - MIDBACK SWIVEL TILT W/MANUAL HEIGHT ADJUSTMENT BLACK 5 STAR BASE AND NEW ERA GR 4 NO. NE02 CLARET UPHOLSTERY
10  AS ABOVE W/NEW ERA GR 4 NO. NEO9 SPRUCE UPHOLSTERY
2   CONFERENCE TABLES 48" X 120" RACETRACK W/NO. 735 BULL NOSE EDGE
    (NO.27 NATURAL MAPLE W/CLEAR FINISH) P.LAM. TOP NO.62 STORM GRAY MATRIX & TWO (2) NO. 7523-CB 23" DIA. P.LAM BASES NO.83 BLACK

7   FDA-1 FRICTION DISPLAY ARM


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